Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Reports Second Quarter 2024 Financial Results
•Current quarter diluted earnings per common share from continuing operations of $10.15 and current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) of $9.80
•Total revenues of $4.7 billion, a second quarter record and 3.0% increase over the comparable prior year period, driven by consolidated new vehicle revenues of $2.4 billion, a quarterly high
•U.S. new vehicle, parts and service, and finance and insurance revenues achieve quarterly all-time records of $2.0 billion, $497.4 million, and $183.9 million, respectively
HOUSTON, TX, July 24, 2024 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 206 dealerships located in the U.S. and U.K., today reported financial results for the second quarter of 2024 (“current quarter”).
Current quarter net income from continuing operations was $137.9 million. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $133.1 million. Current quarter diluted earnings per common share from continuing operations was $10.15. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.80.
“Our U.S. team persevered in the face of adversity this quarter. From extreme weather events in Texas and Oklahoma to the CDK outage, we experienced exemplary teamwork, focused on caring for our communities and team members and serving our valued customers efficiently and effectively. Despite these challenges, the U.S. team produced record quarterly new vehicle, parts and service and F&I revenues,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “Our U.K. team remains focused on the acquisition of Inchcape’s U.K. retail automotive business planned for Q3 2024, and we look forward to the successful completion of the transaction which will further strengthen our U.K. presence through the addition of quality assets with an expanded geographic footprint.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the current quarter were $4.7 billion, a 3.0% increase compared to $4.6 billion for the second quarter of 2023 (“prior year quarter”).
Net income from continuing operations for the current quarter was $137.9 million, a 19.0% decrease compared to $170.3 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $133.1 million, a 19.9% decrease compared to $166.1 million for the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $10.15, a 15.6% decrease compared to $12.02 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $9.80, a 16.4% decrease compared to $11.73 for the prior year quarter.

Second Quarter 2024 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	2Q24	Change	2Q24	Change
Total revenues	$4.7B	+3.0%	$4.3B	(1.1)%
Total gross profit (“GP”)	$766.5M	(1.2)%	$703.1M	(5.2)%
NV units sold	47,661	+6.5%	42,734	(0.2)%
NV GP per retail unit (“PRU”)	$3,568	(20.8)%	$3,570	(21.1)%
Used vehicle (“UV”) retail units sold	49,260	+5.3%	46,170	+3.6%
UV retail GP PRU	$1,638	(2.8)%	$1,630	(3.2)%
Parts & service (“P&S”) GP	$316.8M	+4.2%	$293.2M	+1.0%
P&S Gross Margin (“GM”)	55.1%	+1.0%	54.5%	+0.6%
Finance and Insurance (“F&I”) revenues	$200.1M	+5.2%	$183.5M	+1.1%
F&I GP PRU	$2,065	(0.7)%	$2,063	(0.7)%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	64.9%	+299 bps	68.2%	+555 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	66.3%	+307 bps	66.7%	+393 bps
CDK Outage
On June 19, 2024, the Company was informed of a cybersecurity incident experienced by CDK Global LLC (“CDK”), which resulted in service outages on CDK’s dealers’ systems (the “CDK incident”). CDK provides clients in the automotive industry, including Group 1 dealerships in the U.S., with a software as a service platform used by dealerships in managing customer relationships, sales, financing, service, inventory and back-office operations. The CDK incident temporarily disrupted the Company’s business applications and processes in its U.S. operations that rely on CDK’s dealers’ systems. On June 26, 2024, CDK restored service to the Company for the core dealer management system (“DMS”), at which time, subject to certain modified procedures, we resumed processing transactions through the CDK DMS.
Corporate Development
The speed and efficiency at which we have integrated new acquisitions into our existing operations has been a consistent contributor to our success and a driver of incremental value creation for our shareholders. In July 2024, the Company acquired four Mercedes-Benz dealerships located north of London in the county of Hertfordshire. This acquisition is expected to generate $105.0 million in annual revenues with new car sales recorded as net revenue under the agency model.
Year-to-date, the Company has successfully acquired and integrated dealership operations with total expected annual revenues of approximately $1.1 billion.
In the current quarter, the Company disposed of one dealership located in New Hampshire and one collision center located in South Carolina. These disposals generated approximately $75.0 million in annual revenues, bringing year-to-date total disposed annual revenues for the Company to $335.0 million.
Share Repurchases
During the current quarter, the Company repurchased 149,570 shares at an average price per common share of $307.82, for a total of $46.0 million, excluding excise taxes of $0.4 million. During the six months ended June 30, 2024, the Company repurchased 352,920 shares, representing approximately 2.6% of the Company’s outstanding common shares at January 1 of the current year, at an average price per common share of $282.81, for a total of $99.8 million, excluding excise taxes of $0.8 million.
As of June 30, 2024, the Company had an aggregate 13.4 million outstanding common shares and unvested restricted stock awards. The Company currently has $204.6 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.

Second Quarter 2024 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10:00 a.m. ET to discuss the second quarter 2024 financial results. The conference call will be simulcast live on the Internet at group1corp.com/events. A webcast replay will be available for 30 days. A copy of the Company’s presentation will also be made available at http://www.group1corp.com/company-presentations.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     2878625
A telephonic replay will be available following the call through July 31, 2024, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    3906572
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 206 automotive dealerships, 270 franchises, and 42 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our ability to complete the acquisition of the Inchcape dealerships at any time or at all, our ability to realize the anticipated benefits of the acquisition and our future financial position following such acquisition, as well as impact of cyberattacks or other privacy/data security incidents, our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) our ability to realize the benefits expected from proposed acquisitions, including any anticipated cost reductions,(i) foreign exchange controls and currency fluctuations, (j) the armed conflicts in Ukraine and the Middle East, (k) the impacts of continued inflation and any potential global recession, (l) our ability to maintain sufficient liquidity to operate, (m) our ability to successfully integrate recent and future acquisitions, (n) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents, and (o) the receipt of any insurance or other recoveries. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, snow-storm, and employment compensation costs associated with the CDK outage. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$2,364.2	$2,243.2	$121.0	5.4%
Used vehicle retail sales	1,453.2	1,450.6	2.6	0.2%
Used vehicle wholesale sales	104.3	112.5	(8.2)	(7.3)%
Parts and service sales	574.5	562.0	12.6	2.2%
Finance, insurance and other, net	200.1	190.3	9.8	5.2%
Total revenues	4,696.4	4,558.5	137.9	3.0%
COST OF SALES:
New vehicle retail sales	2,194.1	2,041.7	152.4	7.5%
Used vehicle retail sales	1,372.6	1,371.8	0.7	0.1%
Used vehicle wholesale sales	105.4	111.6	(6.2)	(5.5)%
Parts and service sales	257.7	257.9	(0.2)	(0.1)%
Total cost of sales	3,929.8	3,783.0	146.8	3.9%
GROSS PROFIT	766.5	775.5	(9.0)	(1.2)%
Selling, general and administrative expenses	497.2	479.9	17.4	3.6%
Depreciation and amortization expense	28.2	23.1	5.1	22.1%
Asset impairments	—	1.8	(1.8)	(100.0)%
INCOME FROM OPERATIONS	241.1	270.8	(29.6)	(10.9)%
Floorplan interest expense	24.7	15.6	9.0	58.0%
Other interest expense, net	33.4	25.9	7.4	28.7%
Other expense	0.1	1.3	(1.3)	(93.4)%
INCOME BEFORE INCOME TAXES	183.0	227.9	(44.9)	(19.7)%
Provision for income taxes	45.2	57.6	(12.4)	(21.6)%
Net income from continuing operations	137.9	170.3	(32.4)	(19.0)%
Net income from discontinued operations	0.3	0.2	0.1	24.5%
NET INCOME	$138.2	$170.5	$(32.4)	(19.0)%
Less: Earnings allocated to participating securities	2.9	4.1	(1.2)	(29.3)%
Net income available to diluted common shares	$135.2	$166.4	$(31.2)	(18.7)%
Diluted earnings per share from continuing operations	$10.15	$12.02	$(1.87)	(15.6)%
Diluted earnings per share from discontinued operations	$0.02	$0.02	$—	29.8%
DILUTED EARNINGS PER SHARE	$10.17	$12.04	$(1.87)	(15.5)%
Weighted average dilutive common shares outstanding	13.3	13.8	(0.5)	(3.8)%
Weighted average participating securities	0.3	0.3	(0.1)	(16.1)%
Total weighted average shares	13.6	14.2	(0.6)	(4.1)%
Effective tax rate on continuing operations	24.7%	25.3%	(0.6)%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$4,546.8	$4,198.9	$347.9	8.3%
Used vehicle retail sales	2,870.0	2,799.5	70.5	2.5%
Used vehicle wholesale sales	210.3	224.4	(14.1)	(6.3)%
Parts and service sales	1,150.8	1,110.3	40.4	3.6%
Finance, insurance and other, net	389.0	355.4	33.6	9.4%
Total revenues	9,166.9	8,688.5	478.4	5.5%
COST OF SALES:
New vehicle retail sales	4,217.2	3,810.7	406.6	10.7%
Used vehicle retail sales	2,707.2	2,644.0	63.3	2.4%
Used vehicle wholesale sales	212.4	221.6	(9.2)	(4.2)%
Parts and service sales	520.9	508.9	12.0	2.4%
Total cost of sales	7,657.7	7,185.1	472.6	6.6%
GROSS PROFIT	1,509.1	1,503.4	5.7	0.4%
Selling, general and administrative expenses	973.3	942.7	30.6	3.3%
Depreciation and amortization expense	52.0	45.5	6.5	14.2%
Asset impairments	—	2.9	(2.9)	(100.0)%
INCOME FROM OPERATIONS	483.8	512.3	(28.5)	(5.6)%
Floorplan interest expense	45.2	28.2	17.0	60.0%
Other interest expense, net	62.7	45.6	17.1	37.5%
Other (income) expense, net	(0.4)	4.2	(4.6)	(109.2)%
INCOME BEFORE INCOME TAXES	376.3	434.2	(58.0)	(13.3)%
Provision for income taxes	91.0	105.2	(14.2)	(13.5)%
Net income from continuing operations	285.3	329.1	(43.8)	(13.3)%
Net income (loss) from discontinued operations	0.8	(0.1)	0.9	926.3%
NET INCOME	$286.1	$329.0	$(42.9)	(13.0)%
Less: Earnings allocated to participating securities	6.3	8.2	(1.9)	(23.7)%
Net income available to diluted common shares	$279.8	$320.7	$(41.0)	(12.8)%
Diluted earnings per share from continuing operations	$20.91	$23.14	$(2.23)	(9.6)%
Diluted earnings (loss) per share from discontinued operations	$0.06	$(0.01)	$0.06	961.5%
DILUTED EARNINGS PER SHARE	$20.97	$23.13	$(2.16)	(9.3)%
Weighted average dilutive common shares outstanding	13.3	13.9	(0.5)	(3.8)%
Weighted average participating securities	0.3	0.4	(0.1)	(15.8)%
Total weighted average shares	13.6	14.2	(0.6)	(4.1)%
Effective tax rate on continuing operations	24.2%	24.2%	—%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	June 30, 2024	December 31, 2023	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$64.4	$57.2	$7.2	12.5%
Inventories, net	$2,356.8	$1,963.4	$393.4	20.0%
Floorplan notes payable, net (1)	$2,099.9	$1,565.4	$534.5	34.1%
Total debt	$2,450.0	$2,098.8	$351.2	16.7%
Total equity	$2,866.3	$2,674.4	$191.9	7.2%
(1) Amounts are net of offset accounts of $94.1 and $275.2, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	82.4%	82.0%	81.1%	80.1%
United Kingdom	17.6%	18.0%	18.9%	19.9%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	26.5%	23.1%	26.0%	22.7%
Volkswagen/Audi/Porsche/SEAT/SKODA	13.2%	14.7%	13.5%	16.1%
BMW/MINI	10.6%	11.3%	11.2%	11.8%
Honda/Acura	10.1%	8.0%	9.4%	7.6%
Chevrolet/GMC/Buick	9.6%	9.4%	9.3%	8.1%
Ford/Lincoln	7.1%	7.7%	7.2%	8.0%
Hyundai/Kia/Genesis	6.0%	5.0%	5.7%	5.0%
Mercedes-Benz/Sprinter	5.6%	6.5%	5.7%	6.5%
Subaru	3.4%	2.6%	3.4%	2.7%
Chrysler/Dodge/Jeep/RAM	2.4%	4.6%	2.5%	4.1%
Nissan	2.4%	4.0%	2.5%	4.1%
Jaguar/Land Rover	1.7%	1.6%	1.9%	1.8%
Mazda	1.2%	1.3%	1.3%	1.2%
Other	0.2%	0.3%	0.2%	0.4%
	100.0%	100.0%	100.0%	100.0%

	June 30, 2024	December 31, 2023	June 30, 2023
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	56	37	27
Used vehicle inventory	34	35	35
U.S.
New vehicle inventory	62	36	27
Used vehicle inventory	30	29	31
U.K.
New vehicle inventory	35	48	29
Used vehicle inventory	49	58	48
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,364.2	$2,243.2	$121.0	5.4%	$2.7	5.3%
Used vehicle retail sales	1,453.2	1,450.6	2.6	0.2%	2.3	—%
Used vehicle wholesale sales	104.3	112.5	(8.2)	(7.3)%	0.2	(7.4)%
Total used	1,557.5	1,563.0	(5.5)	(0.4)%	2.5	(0.5)%
Parts and service sales	574.5	562.0	12.6	2.2%	0.6	2.1%
F&I, net	200.1	190.3	9.8	5.2%	0.1	5.1%
Total revenues	$4,696.4	$4,558.5	$137.9	3.0%	$5.8	2.9%
Gross profit:
New vehicle retail sales	$170.0	$201.5	$(31.4)	(15.6)%	$0.2	(15.7)%
Used vehicle retail sales	80.7	78.8	1.9	2.4%	0.1	2.3%
Used vehicle wholesale sales	(1.1)	0.9	(2.0)	NM	—	NM
Total used	79.5	79.6	(0.1)	(0.1)%	0.1	(0.3)%
Parts and service sales	316.8	304.1	12.7	4.2%	0.3	4.1%
F&I, net	200.1	190.3	9.8	5.2%	0.1	5.1%
Total gross profit	$766.5	$775.5	$(9.0)	(1.2)%	$0.7	(1.3)%
Gross margin:
New vehicle retail sales	7.2%	9.0%	(1.8)%
Used vehicle retail sales	5.6%	5.4%	0.1%
Used vehicle wholesale sales	(1.1)%	0.8%	(1.8)%
Total used	5.1%	5.1%	—%
Parts and service sales	55.1%	54.1%	1.0%
Total gross margin	16.3%	17.0%	(0.7)%
Units sold:
Retail new vehicles sold (1)	47,661	44,740	2,921	6.5%
Retail used vehicles sold	49,260	46,764	2,496	5.3%
Wholesale used vehicles sold	11,819	10,493	1,326	12.6%
Total used	61,079	57,257	3,822	6.7%
Average sales price per unit sold:
New vehicle retail (1)	$49,996	$50,504	$(508)	(1.0)%	$56	(1.1)%
Used vehicle retail	$29,501	$31,019	$(1,518)	(4.9)%	$46	(5.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,568	$4,503	$(935)	(20.8)%	$4	(20.9)%
Used vehicle retail sales	$1,638	$1,684	$(47)	(2.8)%	$2	(2.9)%
Used vehicle wholesale sales	$(96)	$81	$(177)	NM	$—	NM
Total used	$1,302	$1,390	$(88)	(6.4)%	$2	(6.5)%
F&I PRU	$2,065	$2,080	$(15)	(0.7)%	$1	(0.8)%
Other:
SG&A expenses	$497.2	$479.9	$17.4	3.6%	$0.6	3.5%
Adjusted SG&A expenses (2)	$508.2	$490.3	$17.9	3.6%	$0.6	3.5%
SG&A as % gross profit	64.9%	61.9%	3.0%
Adjusted SG&A as % gross profit (2)	66.3%	63.2%	3.1%
Operating margin %	5.1%	5.9%	(0.8)%
Adjusted operating margin % (2)	5.0%	5.8%	(0.8)%
Pretax margin %	3.9%	5.0%	(1.1)%
Adjusted pretax margin % (2)	3.7%	4.8%	(1.1)%
Floorplan expense:
Floorplan interest expense	$24.7	$15.6	$9.0	58.0%	$—	57.8%
Less: Floorplan assistance (3)	21.0	18.5	2.5	13.3%	—	13.3%
Net floorplan expense	$3.7	$(2.9)	$6.6		$—
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM - not meaningful

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,546.8	$4,198.9	$347.9	8.3%	$19.0	7.8%
Used vehicle retail sales	2,870.0	2,799.5	70.5	2.5%	15.7	2.0%
Used vehicle wholesale sales	210.3	224.4	(14.1)	(6.3)%	1.3	(6.8)%
Total used	3,080.3	3,023.9	56.4	1.9%	16.9	1.3%
Parts and service sales	1,150.8	1,110.3	40.4	3.6%	4.0	3.3%
F&I, net	389.0	355.4	33.6	9.4%	0.9	9.2%
Total revenues	$9,166.9	$8,688.5	$478.4	5.5%	$40.8	5.0%
Gross profit:
New vehicle retail sales	$329.6	$388.2	$(58.6)	(15.1)%	$1.4	(15.5)%
Used vehicle retail sales	162.7	155.5	7.2	4.7%	0.8	4.2%
Used vehicle wholesale sales	(2.0)	2.9	(4.9)	NM	(0.1)	NM
Total used	160.7	158.4	2.3	1.5%	0.7	1.0%
Parts and service sales	629.9	601.4	28.4	4.7%	2.3	4.4%
F&I, net	389.0	355.4	33.6	9.4%	0.9	9.2%
Total gross profit	$1,509.1	$1,503.4	$5.7	0.4%	$5.2	—%
Gross margin:
New vehicle retail sales	7.2%	9.2%	(2.0)%
Used vehicle retail sales	5.7%	5.6%	0.1%
Used vehicle wholesale sales	(1.0)%	1.3%	(2.2)%
Total used	5.2%	5.2%	—%
Parts and service sales	54.7%	54.2%	0.6%
Total gross margin	16.5%	17.3%	(0.8)%
Units sold:
Retail new vehicles sold (1)	91,963	84,389	7,574	9.0%
Retail used vehicles sold	98,443	92,201	6,242	6.8%
Wholesale used vehicles sold	23,647	20,867	2,780	13.3%
Total used	122,090	113,068	9,022	8.0%
Average sales price per unit sold:
New vehicle retail (1)	$49,858	$50,103	$(245)	(0.5)%	$208	(0.9)%
Used vehicle retail	$29,154	$30,363	$(1,209)	(4.0)%	$159	(4.5)%
Gross profit per unit sold:
New vehicle retail sales	$3,584	$4,600	$(1,017)	(22.1)%	$15	(22.4)%
Used vehicle retail sales	$1,653	$1,687	$(33)	(2.0)%	$8	(2.4)%
Used vehicle wholesale sales	$(86)	$137	$(223)	NM	$(2)	NM
Total used	$1,316	$1,401	$(84)	(6.0)%	$6	(6.4)%
F&I PRU	$2,043	$2,013	$30	1.5%	$5	1.3%
Other:
SG&A expenses	$973.3	$942.7	$30.6	3.3%	$4.0	2.8%
Adjusted SG&A expenses (2)	$1,008.3	$953.9	$54.5	5.7%	$4.0	5.3%
SG&A as % gross profit	64.5%	62.7%	1.8%
Adjusted SG&A as % gross profit (2)	66.8%	63.4%	3.4%
Operating margin %	5.3%	5.9%	(0.6)%
Adjusted operating margin % (2)	4.9%	5.8%	(0.9)%
Pretax margin %	4.1%	5.0%	(0.9)%
Adjusted pretax margin % (2)	3.8%	4.9%	(1.1)%
Floorplan expense:
Floorplan interest expense	$45.2	$28.2	$17.0	60.0%	$0.1	59.5%
Less: Floorplan assistance (3)	39.3	33.1	6.3	18.9%	—	18.9%
Net floorplan expense	$5.9	$(4.8)	$10.7		$0.1
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(3) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM - not meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,009.5	$1,915.5	$94.0	4.9%
Used vehicle retail sales	1,151.9	1,139.9	12.0	1.1%
Used vehicle wholesale sales	78.4	79.8	(1.3)	(1.7)%
Total used	1,230.4	1,219.7	10.7	0.9%
Parts and service sales	497.4	491.2	6.2	1.3%
F&I, net	183.9	173.2	10.6	6.1%
Total revenues	$3,921.2	$3,799.6	$121.6	3.2%
Gross profit:
New vehicle retail sales	$144.3	$170.7	$(26.4)	(15.5)%
Used vehicle retail sales	65.8	62.0	3.8	6.2%
Used vehicle wholesale sales	1.3	1.2	0.1	4.3%
Total used	67.1	63.2	3.9	6.2%
Parts and service sales	272.5	262.6	9.9	3.8%
F&I, net	183.9	173.2	10.6	6.1%
Total gross profit	$667.7	$669.7	$(1.9)	(0.3)%
Gross margin:
New vehicle retail sales	7.2%	8.9%	(1.7)%
Used vehicle retail sales	5.7%	5.4%	0.3%
Used vehicle wholesale sales	1.6%	1.5%	0.1%
Total used	5.5%	5.2%	0.3%
Parts and service sales	54.8%	53.5%	1.3%
Total gross margin	17.0%	17.6%	(0.6)%
Units sold:
Retail new vehicles sold	39,273	36,695	2,578	7.0%
Retail used vehicles sold	38,611	36,306	2,305	6.3%
Wholesale used vehicles sold	8,964	7,436	1,528	20.5%
Total used	47,575	43,742	3,833	8.8%
Average sales price per unit sold:
New vehicle retail	$51,169	$52,201	$(1,032)	(2.0)%
Used vehicle retail	$29,834	$31,397	$(1,562)	(5.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,674	$4,651	$(977)	(21.0)%
Used vehicle retail sales	$1,705	$1,707	$(2)	(0.1)%
Used vehicle wholesale sales	$141	$163	$(22)	(13.5)%
Total used	$1,410	$1,445	$(34)	(2.4)%
F&I PRU	$2,361	$2,373	$(12)	(0.5)%
Other:
SG&A expenses	$417.6	$403.7	$13.9	3.4%
Adjusted SG&A expenses (1)	$429.9	$413.2	$16.8	4.1%
SG&A as % gross profit	62.5%	60.3%	2.3%
Adjusted SG&A as % gross profit (1)	64.4%	61.7%	2.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,809.4	$3,524.1	$285.3	8.1%
Used vehicle retail sales	2,251.4	2,170.0	81.4	3.8%
Used vehicle wholesale sales	158.3	162.1	(3.8)	(2.3)%
Total used	2,409.7	2,332.1	77.6	3.3%
Parts and service sales	992.6	965.0	27.6	2.9%
F&I, net	355.2	320.8	34.4	10.7%
Total revenues	$7,566.9	$7,142.0	$424.9	5.9%
Gross profit:
New vehicle retail sales	$276.2	$324.8	$(48.6)	(15.0)%
Used vehicle retail sales	132.4	121.8	10.7	8.8%
Used vehicle wholesale sales	2.7	3.4	(0.8)	(22.4)%
Total used	135.1	125.2	9.9	7.9%
Parts and service sales	540.3	516.4	23.9	4.6%
F&I, net	355.2	320.8	34.4	10.7%
Total gross profit	$1,306.8	$1,287.2	$19.6	1.5%
Gross margin:
New vehicle retail sales	7.2%	9.2%	(2.0)%
Used vehicle retail sales	5.9%	5.6%	0.3%
Used vehicle wholesale sales	1.7%	2.1%	(0.4)%
Total used	5.6%	5.4%	0.2%
Parts and service sales	54.4%	53.5%	0.9%
Total gross margin	17.3%	18.0%	(0.8)%
Units sold:
Retail new vehicles sold	74,614	67,578	7,036	10.4%
Retail used vehicles sold	76,496	70,746	5,750	8.1%
Wholesale used vehicles sold	18,052	14,916	3,136	21.0%
Total used	94,548	85,662	8,886	10.4%
Average sales price per unit sold:
New vehicle retail	$51,054	$52,148	$(1,094)	(2.1)%
Used vehicle retail	$29,431	$30,672	$(1,241)	(4.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,701	$4,806	$(1,105)	(23.0)%
Used vehicle retail sales	$1,731	$1,721	$10	0.6%
Used vehicle wholesale sales	$148	$231	$(83)	(35.9)%
Total used	$1,429	$1,462	$(33)	(2.2)%
F&I PRU	$2,351	$2,320	$31	1.4%
Other:
SG&A expenses	$812.5	$792.4	$20.1	2.5%
Adjusted SG&A expenses (1)	$850.0	$802.6	$47.4	5.9%
SG&A as % gross profit	62.2%	61.6%	0.6%
Adjusted SG&A as % gross profit (1)	65.0%	62.4%	2.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$354.6	$327.6	$27.0	8.2%	$2.7	7.4%
Used vehicle retail sales	301.3	310.7	(9.4)	(3.0)%	2.3	(3.8)%
Used vehicle wholesale sales	25.9	32.7	(6.8)	(20.9)%	0.2	(21.4)%
Total used	327.1	343.4	(16.2)	(4.7)%	2.5	(5.4)%
Parts and service sales	77.1	70.8	6.3	9.0%	0.6	8.1%
F&I, net	16.3	17.1	(0.8)	(4.7)%	0.1	(5.4)%
Total revenues	$775.2	$758.9	$16.3	2.1%	$5.8	1.4%
Gross profit:
New vehicle retail sales	$25.7	$30.8	$(5.1)	(16.4)%	$0.2	(17.1)%
Used vehicle retail sales	14.8	16.8	(1.9)	(11.6)%	0.1	(12.3)%
Used vehicle wholesale sales	(2.4)	(0.4)	(2.0)	NM	—	NM
Total used	12.4	16.4	(4.0)	(24.3)%	0.1	(25.0)%
Parts and service sales	44.4	41.5	2.8	6.8%	0.3	6.0%
F&I, net	16.3	17.1	(0.8)	(4.7)%	0.1	(5.4)%
Total gross profit	$98.8	$105.8	$(7.0)	(6.6)%	$0.7	(7.3)%
Gross margin:
New vehicle retail sales	7.3%	9.4%	(2.1)%
Used vehicle retail sales	4.9%	5.4%	(0.5)%
Used vehicle wholesale sales	(9.3)%	(1.1)%	(8.2)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	57.5%	58.7%	(1.2)%
Total gross margin	12.7%	13.9%	(1.2)%
Units sold:
Retail new vehicles sold (1)	8,388	8,045	343	4.3%
Retail used vehicles sold	10,649	10,458	191	1.8%
Wholesale used vehicles sold	2,855	3,057	(202)	(6.6)%
Total used	13,504	13,515	(11)	(0.1)%
Average sales price per unit sold:
New vehicle retail (1)	$44,235	$42,416	$1,818	4.3%	$332	3.5%
Used vehicle retail	$28,293	$29,708	$(1,416)	(4.8)%	$215	(5.5)%
Gross profit per unit sold:
New vehicle retail sales	$3,069	$3,829	$(759)	(19.8)%	$24	(20.5)%
Used vehicle retail sales	$1,392	$1,604	$(211)	(13.2)%	$11	(13.8)%
Used vehicle wholesale sales	$(842)	$(119)	$(723)	NM	$1	NM
Total used	$920	$1,214	$(294)	(24.2)%	$9	(24.9)%
F&I PRU	$855	$923	$(68)	(7.3)%	$7	(8.1)%
Other:
SG&A expenses	$79.6	$76.1	$3.4	4.5%	$0.6	3.7%
Adjusted SG&A expenses (2)	$78.2	$77.1	$1.1	1.5%	$0.6	0.7%
SG&A as % gross profit	80.5%	71.9%	8.6%
Adjusted SG&A as % gross profit (2)	79.1%	72.8%	6.3%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$737.4	$674.8	$62.6	9.3%	$19.0	6.5%
Used vehicle retail sales	618.6	629.5	(10.9)	(1.7)%	15.7	(4.2)%
Used vehicle wholesale sales	52.0	62.3	(10.3)	(16.5)%	1.3	(18.5)%
Total used	670.6	691.8	(21.2)	(3.1)%	16.9	(5.5)%
Parts and service sales	158.2	145.3	12.9	8.9%	4.0	6.1%
F&I, net	33.8	34.6	(0.8)	(2.4)%	0.9	(4.8)%
Total revenues	$1,600.0	$1,546.5	$53.4	3.5%	$40.8	0.8%
Gross profit:
New vehicle retail sales	$53.4	$63.4	$(10.0)	(15.8)%	$1.4	(18.0)%
Used vehicle retail sales	30.3	33.7	(3.4)	(10.2)%	0.8	(12.4)%
Used vehicle wholesale sales	(4.7)	(0.6)	(4.1)	NM	(0.1)	NM
Total used	25.6	33.1	(7.6)	(22.8)%	0.7	(24.9)%
Parts and service sales	89.6	85.1	4.5	5.3%	2.3	2.6%
F&I, net	33.8	34.6	(0.8)	(2.4)%	0.9	(4.8)%
Total gross profit	$202.3	$216.2	$(13.9)	(6.4)%	$5.2	(8.8)%
Gross margin:
New vehicle retail sales	7.2%	9.4%	(2.2)%
Used vehicle retail sales	4.9%	5.4%	(0.5)%
Used vehicle wholesale sales	(9.1)%	(0.9)%	(8.1)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	56.6%	58.5%	(1.9)%
Total gross margin	12.6%	14.0%	(1.3)%
Units sold:
Retail new vehicles sold (1)	17,349	16,811	538	3.2%
Retail used vehicles sold	21,947	21,455	492	2.3%
Wholesale used vehicles sold	5,595	5,951	(356)	(6.0)%
Total used	27,542	27,406	136	0.5%
Average sales price per unit sold:
New vehicle retail (1)	$44,459	$41,566	$2,893	7.0%	$1,145	4.2%
Used vehicle retail	$28,185	$29,341	$(1,155)	(3.9)%	$715	(6.4)%
Gross profit per unit sold:
New vehicle retail sales	$3,078	$3,772	$(694)	(18.4)%	$80	(20.5)%
Used vehicle retail sales	$1,381	$1,572	$(192)	(12.2)%	$35	(14.4)%
Used vehicle wholesale sales	$(842)	$(99)	$(743)	NM	$(10)	NM
Total used	$929	$1,209	$(280)	(23.2)%	$26	(25.3)%
F&I PRU	$859	$904	$(44)	(4.9)%	$22	(7.3)%
Other:
SG&A expenses	$160.8	$150.3	$10.5	7.0%	$4.0	4.3%
Adjusted SG&A expenses (2)	$158.3	$151.3	$7.1	4.7%	$4.0	2.1%
SG&A as % gross profit	79.5%	69.5%	10.0%
Adjusted SG&A as % gross profit (2)	78.3%	70.0%	8.3%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$2,126.2	$2,146.3	$(20.1)	(0.9)%	$2.7	(1.1)%
Used vehicle retail sales	1,360.4	1,382.5	(22.1)	(1.6)%	2.3	(1.8)%
Used vehicle wholesale sales	97.0	106.7	(9.8)	(9.2)%	0.2	(9.3)%
Total used	1,457.4	1,489.3	(31.9)	(2.1)%	2.5	(2.3)%
Parts and service sales	537.6	537.5	—	—%	0.6	(0.1)%
F&I, net	183.5	181.5	2.0	1.1%	0.1	1.0%
Total revenues	$4,304.5	$4,354.6	$(50.0)	(1.1)%	$5.8	(1.3)%
Gross profit:
New vehicle retail sales	$152.6	$193.8	$(41.2)	(21.3)%	$0.2	(21.4)%
Used vehicle retail sales	75.3	75.1	0.2	0.2%	0.1	0.1%
Used vehicle wholesale sales	(1.3)	0.9	(2.2)	NM	—	NM
Total used	73.9	76.0	(2.0)	(2.7)%	0.1	(2.8)%
Parts and service sales	293.2	290.1	3.0	1.0%	0.3	0.9%
F&I, net	183.5	181.5	2.0	1.1%	0.1	1.0%
Total gross profit	$703.1	$741.4	$(38.3)	(5.2)%	$0.7	(5.3)%
Gross margin:
New vehicle retail sales	7.2%	9.0%	(1.9)%
Used vehicle retail sales	5.5%	5.4%	0.1%
Used vehicle wholesale sales	(1.4)%	0.8%	(2.2)%
Total used	5.1%	5.1%	—%
Parts and service sales	54.5%	54.0%	0.6%
Total gross margin	16.3%	17.0%	(0.7)%
Units sold:
Retail new vehicles sold (1)	42,734	42,815	(81)	(0.2)%
Retail used vehicles sold	46,170	44,562	1,608	3.6%
Wholesale used vehicles sold	10,863	9,993	870	8.7%
Total used	57,033	54,555	2,478	4.5%
Average sales price per unit sold:
New vehicle retail (1)	$50,192	$50,512	$(320)	(0.6)%	$63	(0.8)%
Used vehicle retail	$29,465	$31,025	$(1,560)	(5.0)%	$50	(5.2)%
Gross profit per unit sold:
New vehicle retail sales	$3,570	$4,525	$(956)	(21.1)%	$5	(21.2)%
Used vehicle retail sales	$1,630	$1,685	$(55)	(3.2)%	$2	(3.4)%
Used vehicle wholesale sales	$(122)	$90	$(213)	NM	$—	NM
Total used	$1,296	$1,393	$(96)	(6.9)%	$2	(7.1)%
F&I PRU	$2,063	$2,077	$(14)	(0.7)%	$1	(0.7)%
Other:
SG&A expenses	$479.4	$464.4	$15.1	3.2%	$0.6	3.1%
Adjusted SG&A expenses (2)	$468.9	$465.2	$3.6	0.8%	$0.6	0.7%
SG&A as % gross profit	68.2%	62.6%	5.5%
Adjusted SG&A as % gross profit (2)	66.7%	62.8%	3.9%
Operating margin %	4.6%	5.8%	(1.2)%
Adjusted operating margin % (2)	4.9%	5.9%	(0.9)%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$4,134.9	$4,042.8	$92.1	2.3%	$19.0	1.8%
Used vehicle retail sales	2,701.1	2,686.1	14.9	0.6%	15.7	—%
Used vehicle wholesale sales	196.8	212.8	(16.0)	(7.5)%	1.3	(8.1)%
Total used	2,897.9	2,898.9	(1.0)	—%	16.9	(0.6)%
Parts and service sales	1,087.0	1,063.8	23.2	2.2%	3.9	1.8%
F&I, net	358.7	340.9	17.8	5.2%	0.9	5.0%
Total revenues	$8,478.5	$8,346.3	$132.2	1.6%	$40.7	1.1%
Gross profit:
New vehicle retail sales	$299.1	$375.5	$(76.4)	(20.3)%	$1.4	(20.7)%
Used vehicle retail sales	152.7	149.7	3.1	2.0%	0.8	1.5%
Used vehicle wholesale sales	(2.4)	2.9	(5.3)	NM	(0.1)	NM
Total used	150.3	152.6	(2.3)	(1.5)%	0.7	(2.0)%
Parts and service sales	590.5	575.4	15.1	2.6%	2.2	2.2%
F&I, net	358.7	340.9	17.8	5.2%	0.9	5.0%
Total gross profit	$1,398.7	$1,444.4	$(45.7)	(3.2)%	$5.1	(3.5)%
Gross margin:
New vehicle retail sales	7.2%	9.3%	(2.1)%
Used vehicle retail sales	5.7%	5.6%	0.1%
Used vehicle wholesale sales	(1.2)%	1.4%	(2.6)%
Total used	5.2%	5.3%	(0.1)%
Parts and service sales	54.3%	54.1%	0.2%
Total gross margin	16.5%	17.3%	(0.8)%
Units sold:
Retail new vehicles sold (1)	83,632	81,241	2,391	2.9%
Retail used vehicles sold	92,933	88,287	4,646	5.3%
Wholesale used vehicles sold	21,986	19,932	2,054	10.3%
Total used	114,919	108,219	6,700	6.2%
Average sales price per unit sold:
New vehicle retail (1)	$49,901	$50,124	$(224)	(0.4)%	$229	(0.9)%
Used vehicle retail	$29,065	$30,425	$(1,360)	(4.5)%	$169	(5.0)%
Gross profit per unit sold:
New vehicle retail sales	$3,577	$4,622	$(1,045)	(22.6)%	$17	(23.0)%
Used vehicle retail sales	$1,643	$1,695	$(52)	(3.1)%	$8	(3.5)%
Used vehicle wholesale sales	$(111)	$145	$(256)	NM	$(3)	NM
Total used	$1,308	$1,410	$(102)	(7.2)%	$6	(7.7)%
F&I PRU	$2,031	$2,011	$21	1.0%	$5	0.8%
Other:
SG&A expenses	$956.8	$910.8	$46.1	5.1%	$4.0	4.6%
Adjusted SG&A expenses (2)	$939.5	$910.5	$28.9	3.2%	$3.9	2.8%
SG&A as % gross profit	68.4%	63.1%	5.4%
Adjusted SG&A as % gross profit (2)	67.2%	63.0%	4.1%
Operating margin %	4.6%	5.8%	(1.2)%
Adjusted operating margin % (2)	4.9%	5.9%	(1.0)%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM - not meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,771.5	$1,818.6	$(47.1)	(2.6)%
Used vehicle retail sales	1,059.1	1,071.8	(12.7)	(1.2)%
Used vehicle wholesale sales	71.1	74.0	(2.9)	(4.0)%
Total used	1,130.2	1,145.9	(15.7)	(1.4)%
Parts and service sales	463.3	469.5	(6.2)	(1.3)%
F&I, net	167.2	164.4	2.8	1.7%
Total revenues	$3,532.3	$3,598.5	$(66.2)	(1.8)%
Gross profit:
New vehicle retail sales	$126.8	$163.0	$(36.2)	(22.2)%
Used vehicle retail sales	60.4	58.3	2.1	3.7%
Used vehicle wholesale sales	1.1	1.3	(0.2)	(15.1)%
Total used	61.5	59.6	1.9	3.3%
Parts and service sales	250.1	249.9	0.2	0.1%
F&I, net	167.2	164.4	2.8	1.7%
Total gross profit	$605.6	$636.9	$(31.3)	(4.9)%
Gross margin:
New vehicle retail sales	7.2%	9.0%	(1.8)%
Used vehicle retail sales	5.7%	5.4%	0.3%
Used vehicle wholesale sales	1.5%	1.7%	(0.2)%
Total used	5.4%	5.2%	0.2%
Parts and service sales	54.0%	53.2%	0.8%
Total gross margin	17.1%	17.7%	(0.6)%
Units sold:
Retail new vehicles sold	34,346	34,770	(424)	(1.2)%
Retail used vehicles sold	35,521	34,104	1,417	4.2%
Wholesale used vehicles sold	8,008	6,936	1,072	15.5%
Total used	43,529	41,040	2,489	6.1%
Average sales price per unit sold:
New vehicle retail	$51,578	$52,304	$(726)	(1.4)%
Used vehicle retail	$29,817	$31,429	$(1,612)	(5.1)%
Gross profit per unit sold:
New vehicle retail sales	$3,692	$4,687	$(995)	(21.2)%
Used vehicle retail sales	$1,701	$1,710	$(8)	(0.5)%
Used vehicle wholesale sales	$134	$182	$(48)	(26.5)%
Total used	$1,413	$1,451	$(38)	(2.6)%
F&I PRU	$2,393	$2,387	$5	0.2%
Other:
SG&A expenses	$401.2	$388.6	$12.6	3.3%
Adjusted SG&A expenses (1)	$392.0	$389.4	$2.6	0.7%
SG&A as % gross profit	66.3%	61.0%	5.2%
Adjusted SG&A as % gross profit (1)	64.7%	61.1%	3.6%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$3,397.5	$3,368.1	$29.5	0.9%
Used vehicle retail sales	2,082.5	2,056.6	25.9	1.3%
Used vehicle wholesale sales	144.8	150.5	(5.7)	(3.8)%
Total used	2,227.3	2,207.1	20.2	0.9%
Parts and service sales	934.6	924.2	10.5	1.1%
F&I, net	324.9	306.3	18.6	6.1%
Total revenues	$6,884.4	$6,805.6	$78.8	1.2%
Gross profit:
New vehicle retail sales	$245.7	$312.1	$(66.3)	(21.3)%
Used vehicle retail sales	122.4	115.9	6.5	5.6%
Used vehicle wholesale sales	2.3	3.5	(1.2)	(34.8)%
Total used	124.7	119.4	5.3	4.4%
Parts and service sales	503.7	493.0	10.6	2.2%
F&I, net	324.9	306.3	18.6	6.1%
Total gross profit	$1,199.0	$1,230.8	$(31.8)	(2.6)%
Gross margin:
New vehicle retail sales	7.2%	9.3%	(2.0)%
Used vehicle retail sales	5.9%	5.6%	0.2%
Used vehicle wholesale sales	1.6%	2.3%	(0.7)%
Total used	5.6%	5.4%	0.2%
Parts and service sales	53.9%	53.3%	0.5%
Total gross margin	17.4%	18.1%	(0.7)%
Units sold:
Retail new vehicles sold	66,283	64,430	1,853	2.9%
Retail used vehicles sold	70,986	66,832	4,154	6.2%
Wholesale used vehicles sold	16,391	13,981	2,410	17.2%
Total used	87,377	80,813	6,564	8.1%
Average sales price per unit sold:
New vehicle retail	$51,258	$52,275	$(1,017)	(1.9)%
Used vehicle retail	$29,336	$30,773	$(1,436)	(4.7)%
Gross profit per unit sold:
New vehicle retail sales	$3,707	$4,844	$(1,136)	(23.5)%
Used vehicle retail sales	$1,724	$1,735	$(10)	(0.6)%
Used vehicle wholesale sales	$138	$249	$(111)	(44.4)%
Total used	$1,427	$1,478	$(51)	(3.4)%
F&I PRU	$2,367	$2,333	$34	1.4%
Other:
SG&A expenses	$798.8	$762.1	$36.8	4.8%
Adjusted SG&A expenses (1)	$784.0	$761.8	$22.2	2.9%
SG&A as % gross profit	66.6%	61.9%	4.7%
Adjusted SG&A as % gross profit (1)	65.4%	61.9%	3.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$354.6	$327.6	$27.0	8.2%	$2.7	7.4%
Used vehicle retail sales	301.3	310.7	(9.4)	(3.0)%	2.3	(3.8)%
Used vehicle wholesale sales	25.9	32.7	(6.8)	(20.9)%	0.2	(21.4)%
Total used	327.1	343.4	(16.2)	(4.7)%	2.5	(5.4)%
Parts and service sales	74.2	68.0	6.2	9.2%	0.6	8.3%
F&I, net	16.3	17.1	(0.8)	(4.7)%	0.1	(5.4)%
Total revenues	$772.3	$756.1	$16.2	2.1%	$5.8	1.4%
Gross profit:
New vehicle retail sales	$25.7	$30.8	$(5.1)	(16.4)%	$0.2	(17.1)%
Used vehicle retail sales	14.8	16.8	(1.9)	(11.6)%	0.1	(12.3)%
Used vehicle wholesale sales	(2.4)	(0.4)	(2.0)	NM	—	NM
Total used	12.4	16.4	(4.0)	(24.3)%	0.1	(25.0)%
Parts and service sales	43.0	40.2	2.8	7.1%	0.3	6.3%
F&I, net	16.3	17.1	(0.8)	(4.7)%	0.1	(5.4)%
Total gross profit	$97.5	$104.5	$(7.0)	(6.7)%	$0.7	(7.4)%
Gross margin:
New vehicle retail sales	7.3%	9.4%	(2.1)%
Used vehicle retail sales	4.9%	5.4%	(0.5)%
Used vehicle wholesale sales	(9.3)%	(1.1)%	(8.2)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	58.0%	59.1%	(1.1)%
Total gross margin	12.6%	13.8%	(1.2)%
Units sold:
Retail new vehicles sold (1)	8,388	8,045	343	4.3%
Retail used vehicles sold	10,649	10,458	191	1.8%
Wholesale used vehicles sold	2,855	3,057	(202)	(6.6)%
Total used	13,504	13,515	(11)	(0.1)%
Average sales price per unit sold:
New vehicle retail (1)	$44,235	$42,416	$1,818	4.3%	$332	3.5%
Used vehicle retail	$28,293	$29,708	$(1,416)	(4.8)%	$215	(5.5)%
Gross profit per unit sold:
New vehicle retail sales	$3,069	$3,829	$(759)	(19.8)%	$24	(20.5)%
Used vehicle retail sales	$1,392	$1,604	$(211)	(13.2)%	$11	(13.8)%
Used vehicle wholesale sales	$(842)	$(119)	$(723)	NM	$1	NM
Total used	$920	$1,214	$(294)	(24.2)%	$9	(24.9)%
F&I PRU	$855	$923	$(68)	(7.3)%	$7	(8.0)%
Other:
SG&A expenses	$78.2	$75.8	$2.4	3.2%	$0.6	2.4%
Adjusted SG&A expenses (2)	$76.8	$75.8	$1.0	1.4%	$0.6	0.6%
SG&A as % gross profit	80.2%	72.5%	7.7%
Adjusted SG&A as % gross profit (2)	78.8%	72.5%	6.3%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2024	2023	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$737.4	$674.8	$62.6	9.3%	$19.0	6.5%
Used vehicle retail sales	618.6	629.5	(10.9)	(1.7)%	15.7	(4.2)%
Used vehicle wholesale sales	52.0	62.3	(10.3)	(16.5)%	1.3	(18.5)%
Total used	670.6	691.8	(21.2)	(3.1)%	16.9	(5.5)%
Parts and service sales	152.4	139.6	12.8	9.1%	3.9	6.3%
F&I, net	33.8	34.6	(0.8)	(2.3)%	0.9	(4.8)%
Total revenues	$1,594.1	$1,540.8	$53.3	3.5%	$40.7	0.8%
Gross profit:
New vehicle retail sales	$53.4	$63.4	$(10.0)	(15.8)%	$1.4	(18.0)%
Used vehicle retail sales	30.3	33.7	(3.4)	(10.1)%	0.8	(12.4)%
Used vehicle wholesale sales	(4.7)	(0.6)	(4.1)	NM	(0.1)	NM
Total used	25.6	33.1	(7.5)	(22.8)%	0.7	(24.9)%
Parts and service sales	86.9	82.4	4.5	5.4%	2.2	2.7%
F&I, net	33.8	34.6	(0.8)	(2.3)%	0.9	(4.8)%
Total gross profit	$199.6	$213.5	$(13.9)	(6.5)%	$5.1	(8.9)%
Gross margin:
New vehicle retail sales	7.2%	9.4%	(2.2)%
Used vehicle retail sales	4.9%	5.4%	(0.5)%
Used vehicle wholesale sales	(9.1)%	(0.9)%	(8.1)%
Total used	3.8%	4.8%	(1.0)%
Parts and service sales	57.0%	59.0%	(2.0)%
Total gross margin	12.5%	13.9%	(1.3)%
Units sold:
Retail new vehicles sold (1)	17,349	16,811	538	3.2%
Retail used vehicles sold	21,947	21,455	492	2.3%
Wholesale used vehicles sold	5,595	5,951	(356)	(6.0)%
Total used	27,542	27,406	136	0.5%
Average sales price per unit sold:
New vehicle retail (1)	$44,459	$41,566	$2,893	7.0%	$1,145	4.2%
Used vehicle retail	$28,185	$29,341	$(1,155)	(3.9)%	$715	(6.4)%
Gross profit per unit sold:
New vehicle retail sales	$3,078	$3,772	$(694)	(18.4)%	$80	(20.5)%
Used vehicle retail sales	$1,381	$1,572	$(191)	(12.1)%	$35	(14.4)%
Used vehicle wholesale sales	$(842)	$(99)	$(743)	NM	$(10)	NM
Total used	$930	$1,209	$(280)	(23.1)%	$26	(25.3)%
F&I PRU	$859	$904	$(44)	(4.9)%	$22	(7.3)%
Other:
SG&A expenses	$158.0	$148.7	$9.3	6.2%	$4.0	3.6%
Adjusted SG&A expenses (2)	$155.5	$148.7	$6.8	4.6%	$3.9	1.9%
SG&A as % gross profit	79.2%	69.7%	9.5%
Adjusted SG&A as % gross profit (2)	77.9%	69.7%	8.2%
(1) Retail new vehicle units sold include new vehicle agency units. The agency units and related revenues are excluded from the calculation of the average sales price per unit sold for new vehicles due to their net presentation within revenues. The agency units and related net revenues are included in the calculation of gross profit per unit sold.
(2) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$497.2	$(8.6)	$21.5	$(0.1)	$(1.7)	$(0.2)	$—	$508.2
Depreciation and amortization expense	$28.2	$—	$—	$—	$—	$—	$(3.7)	$24.5
Income (loss) from operations	$241.1	$8.6	$(21.5)	$0.1	$1.7	$0.2	$3.7	$233.9

Income (loss) before income taxes	$183.0	$8.6	$(21.5)	$0.1	$1.7	$0.2	$3.7	$175.8
Less: Provision (benefit) for income taxes	45.2	2.1	(5.6)	—	0.1	—	0.9	42.7
Net income (loss) from continuing operations	137.9	6.5	(15.9)	0.1	1.6	0.1	2.8	133.1
Less: Earnings (loss) allocated to participating securities	2.9	0.1	(0.3)	—	—	—	0.1	2.8
Net income (loss) from continuing operations available to diluted common shares	$134.9	$6.4	$(15.5)	$0.1	$1.5	$0.1	$2.8	$130.3

Diluted earnings (loss) per common share from continuing operations	$10.15	$0.48	$(1.17)	$0.01	$0.12	$0.01	$0.21	$9.80

Effective tax rate	24.7%							24.3%

SG&A as % gross profit (1)	64.9%							66.3%
Operating margin (2)	5.1%							5.0%
Pretax margin (3)	3.9%							3.7%

Same Store SG&A expenses	$479.4	$(8.6)	$—	$(0.1)	$(1.7)	$(0.2)	$—	$468.9
Same Store SG&A as % gross profit (1)	68.2%							66.7%

Same Store income from operations	$197.4	$8.6	$—	$0.1	$1.7	$0.2	$3.7	$211.7
Same Store operating margin (2)	4.6%							4.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.3	$—	$0.3
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.3	$—	$0.3

Net income (loss)	$138.2	$(4.7)	$133.4
Less: Earnings (loss) allocated to participating securities	2.9	(0.1)	2.8
Net income (loss) available to diluted common shares	$135.2	$(4.6)	$130.6

Diluted earnings per common share from discontinued operations	$0.02	$—	$0.02
Diluted earnings (loss) per common share from continuing operations	10.15	(0.35)	9.80
Diluted earnings (loss) per common share	$10.17	$(0.35)	$9.82
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition Costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$479.9	$9.6	$(0.3)	$1.1	$—	$490.3
Depreciation and amortization expense	$23.1	$—	$—	$—	$(0.3)	$22.8
Asset impairments	$1.8	$—	$—	$—	$(1.8)	$—
Income (loss) from operations	$270.8	$(9.6)	$0.3	$(1.1)	$2.1	$262.5

Income (loss) before income taxes	$227.9	$(9.6)	$0.3	$(1.1)	$2.1	$219.6
Less: Provision (benefit) for income taxes	57.6	(4.5)	0.1	(0.3)	0.5	53.5
Net income (loss) from continuing operations	170.3	(5.1)	0.2	(0.9)	1.6	166.1
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	—	—	—	4.0
Net income (loss) from continuing operations available to diluted common shares	$166.1	$(5.0)	$0.2	$(0.8)	$1.5	$162.1

Diluted earnings (loss) per common share from continuing operations	$12.02	$(0.36)	$0.01	$(0.06)	$0.11	$11.73

Effective tax rate	25.3%					24.3%

SG&A as % gross profit (1)	61.9%					63.2%
Operating margin (2)	5.9%					5.8%
Pretax margin (3)	5.0%					4.8%

Same Store SG&A expenses	$464.4	$—	$(0.3)	$1.1	$—	$465.2
Same Store SG&A as % gross profit (1)	62.6%					62.8%

Same Store income (loss) from operations	$253.6	$—	$0.3	$(1.1)	$2.1	$254.8
Same Store operating margin (2)	5.8%					5.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.2	$—	$0.2
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.2	$—	$0.2

Net income (loss)	$170.5	$(4.2)	$166.4
Less: Earnings (loss) allocated to participating securities	4.1	(0.1)	4.0
Net income (loss) available to diluted common shares	$166.4	$(4.1)	$162.3

Diluted earnings per common share from discontinued operations	$0.02	$—	$0.02
Diluted earnings (loss) per common share from continuing operations	12.02	(0.29)	11.73
Diluted earnings (loss) per common share	$12.04	$(0.29)	$11.75
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Severance costs	Acquisition costs	Legal items and other professional fees	Accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$973.3	$(9.1)	$52.4	$(0.6)	$(4.5)	$(3.3)	$—	$1,008.3
Depreciation and amortization expense	$52.0	$—	$—	$—	$—	$—	$(4.2)	$47.9
Income (loss) from operations	$483.8	$9.1	$(52.4)	$0.6	$4.5	$3.3	$4.2	$452.9

Income (loss) before income taxes	$376.3	$9.1	$(52.4)	$0.6	$4.5	$3.3	$4.2	$345.4
Less: Provision (benefit) for income taxes	91.0	2.2	(13.4)	0.1	0.6	0.8	1.0	82.2
Net income (loss) from continuing operations	285.3	6.9	(38.9)	0.4	3.9	2.5	3.2	263.2
Less: Earnings (loss) allocated to participating securities	6.3	0.2	(0.9)	—	0.1	0.1	0.1	5.8
Net income (loss) from continuing operations available to diluted common shares	$279.0	$6.7	$(38.1)	$0.4	$3.8	$2.4	$3.1	$257.4

Diluted earnings (loss) per common share from continuing operations	$20.91	$0.51	$(2.85)	$0.03	$0.28	$0.18	$0.23	$19.29

Effective tax rate	24.2%							23.8%

SG&A as % gross profit (1)	64.5%							66.8%
Operating margin (2)	5.3%							4.9%
Pretax margin (3)	4.1%							3.8%

Same Store SG&A expenses	$956.8	$(9.1)	$—	$(0.6)	$(4.5)	$(3.3)	$—	$939.5
Same Store SG&A as % gross profit (1)	68.4%							67.2%

Same Store income from operations	$392.9	$9.1	$—	$0.6	$4.5	$3.3	$4.2	$414.4
Same Store operating margin (2)	4.6%							4.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.8	$—	$0.8
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.8	$—	$0.8

Net income (loss)	$286.1	$(22.1)	$264.0
Less: Earnings (loss) allocated to participating securities	6.3	(0.5)	5.8
Net income (loss) available to diluted common shares	$279.8	$(21.6)	$258.2

Diluted earnings per common share from discontinued operations	$0.06	$—	$0.06
Diluted earnings (loss) per common share from continuing operations	20.91	(1.62)	19.29
Diluted earnings (loss) per common share	$20.97	$(1.62)	$19.35
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and accelerated depreciation expense.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2023
	U.S. GAAP	Non-cash gain on interest rate swaps	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Asset impairments and accelerated depreciation	Non-GAAP adjusted
SG&A expenses	$942.7	$—	$11.4	$(0.3)	$—	$—	$953.9
Depreciation and amortization expense	$45.5	$—	$—	$—	$—	$(0.6)	$45.0
Asset impairments	$2.9	$—	$—	$—	$—	$(2.9)	$—
Income (loss) from operations	$512.3	$—	$(11.4)	$0.3	$—	$3.5	$504.6
Other interest expense, net	$45.6	$4.0	$—	$—	$—	$—	$49.6

Income (loss) before income taxes	$434.3	$(4.0)	$(11.4)	$0.3	$—	$3.5	$422.5
Less: Provision (benefit) for income taxes	105.2	(0.9)	(4.9)	0.1	—	0.8	100.2
Net income (loss) from continuing operations	329.1	(3.1)	(6.5)	0.2	—	2.6	322.3
Less: Earnings (loss) allocated to participating securities	8.2	(0.1)	(0.2)	—	—	0.1	8.1
Net income (loss) from continuing operations available to diluted common shares	$320.8	$(3.0)	$(6.4)	$0.2	$—	$2.6	$314.2

Diluted earnings (loss) per common share from continuing operations	$23.14	$(0.22)	$(0.46)	$0.01	$—	$0.18	$22.66

Effective tax rate	24.2%						23.7%

SG&A as % gross profit (1)	62.7%						63.4%
Operating margin (2)	5.9%						5.8%
Pretax margin (3)	5.0%						4.9%

Same Store SG&A expenses	$910.8	$—	$—	$(0.3)	$—	$—	$910.5
Same Store SG&A as % gross profit (1)	63.1%						63.0%

Same Store income from operations	$487.9	$—	$—	$0.3	$—	$3.5	$491.6
Same Store operating margin (2)	5.8%						5.9%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net loss from discontinued operations	$(0.1)	$—	$(0.1)
Less: Loss allocated to participating securities	—	—	—
Net (loss) income from discontinued operations available to diluted common shares	$(0.1)	$—	$(0.1)

Net income (loss)	$329.0	$(6.8)	$322.2
Less: Earnings (loss) allocated to participating securities	8.2	(0.2)	8.0
Net income (loss) available to diluted common shares	$320.7	$(6.6)	$314.1

Diluted loss per common share from discontinued operations	$(0.01)	$—	$(0.01)
Diluted earnings (loss) per common share from continuing operations	23.14	(0.48)	22.66
Diluted earnings (loss) per common share	$23.13	$(0.48)	$22.65
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items, accelerated depreciation expense and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items, accelerated depreciation expense, asset impairment charges and a non-cash gain on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$417.6	$(8.6)	$21.5	$(0.4)	$(0.2)	$429.9
SG&A as % gross profit (1)	62.5%					64.4%

Same Store SG&A expenses	$401.2	$(8.6)	$—	$(0.4)	$(0.2)	$392.0
Same Store SG&A as % gross profit (1)	66.3%					64.7%

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$403.7	$8.6	$(0.3)	$1.1	$413.2
SG&A as % gross profit (1)	60.3%				61.7%

Same Store SG&A expenses	$388.6	$—	$(0.3)	$1.1	$389.4
Same Store SG&A as % gross profit (1)	61.0%				61.1%

	Six Months Ended June 30, 2024
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$812.5	$(9.1)	$52.4	$(2.5)	$(3.3)	$850.0
SG&A as % gross profit (1)	62.2%					65.0%

Same Store SG&A expenses	$798.8	$(9.1)	$—	$(2.5)	$(3.3)	$784.0
Same Store SG&A as % gross profit (1)	66.6%					65.4%

	Six Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal items and other professional fees	Non-GAAP adjusted
SG&A expenses	$792.4	$10.5	$(0.3)	$—	$802.6
SG&A as % gross profit (1)	61.6%				62.4%

Same Store SG&A expenses	$762.1	$—	$(0.3)	$—	$761.8
Same Store SG&A as % gross profit (1)	61.9%				61.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.K.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2024
	U.S. GAAP	Severance costs	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$79.6	$(0.1)	$(1.2)	$78.2
SG&A as % gross profit (1)	80.5%			79.1%

Same Store SG&A expenses	$78.2	$(0.1)	$(1.2)	$76.8
Same Store SG&A as % gross profit (1)	80.2%			78.8%

	Three Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$76.1	$0.9	$77.1
SG&A as % gross profit (1)	71.9%		72.8%

	Six Months Ended June 30, 2024
	U.S. GAAP	Severance costs	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$160.8	$(0.6)	$(1.9)	$158.3
SG&A as % gross profit (1)	79.5%			78.3%

Same Store SG&A expenses	$158.0	$(0.6)	$(1.9)	$155.5
Same Store SG&A as % gross profit (1)	79.2%			77.9%

	Six Months Ended June 30, 2023
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$150.3	$0.9	$151.3
SG&A as % gross profit (1)	69.5%		70.0%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.